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                                                                    Exhibit 10.6
                                                                    ------------

                         PRODIGY SERVICES CORPORATION


                   CONTINGENT COMMON STOCK PURCHASE WARRANT


     FOR VALUE RECEIVED, PRODIGY SERVICES CORPORATION, a Delaware corporation (the "Company"), hereby grants, subject to the terms set forth below, ____________________________ (the "Holder"), a warrant (this "Warrant") to purchase the Warrant Shares at the Purchase Price (as such terms are defined below):

     1.   Certain Definitions.  This Warrant is granted pursuant to that certain
          -------------------
Note Exchange Agreement dated October 20, 1997 among Prodigy, Inc., the Holder and _________________ (the "Exchange Agreement"). Capitalized terms used but not defined herein shall have the meanings given such terms in the 8% Contingent Convertible Promissory Note (the "Note") of even date hereof issued by the Company to Holder pursuant to the Exchange Agreement. In addition, the following terms shall have the following meanings:

          (a) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

          (b)  "Warrant Shares" shall mean:

               (i) if this Warrant becomes exercisable by reason of an IPO, such number of shares of Common Stock as equals (A) seven and one-half percent (7.5%) of the number of shares of Common Stock outstanding immediately after such IPO (as shown in the final prospectus for such IPO) less (B) the number of shares of Common Stock, if any, issued to the Holder upon conversion of the Note in such IPO; or

               (ii) if this Warrant becomes exercisable by reason of an Acquisition Transaction, such number of shares of Common Stock as equals (A) seven and one-half percent (7.5%) of the number of shares of Common Stock outstanding immediately prior to such Acquisition Transaction less (B) the number of shares of Common Stock, if any, issued to the Holder upon conversion of the Note in such Acquisition Transaction.

          (c)  "Market Price" shall mean:

               (i) if this Warrant becomes exercisable by reason of an IPO, the price per share at which Common Stock is sold in such IPO; or

               (ii) if this Warrant becomes exercisable by reason of an Acquisition Transaction, a price per share of Common Stock equal to the fair market value of the Common Stock immediately prior to the closing of the Acquisition Transaction.

          (d) "Purchase Price" shall mean 130% of the Market Price, as adjusted pursuant to the terms of this Warrant.

     2.   Exercise and Expiration of Warrant.
          ----------------------------------

          (a) This Warrant shall become exercisable upon the closing of the earlier of an IPO or an Acquisition Transaction and shall remain exercisable for a period of three years thereafter (the

"Exercise Period"). If neither an IPO nor an Acquisition Transaction occurs prior to the Maturity Date, this Warrant shall never become exercisable and shall terminate automatically upon the Maturity Date.

          (b) This Warrant may be exercised during the Exercise Period by the Holder, in whole or in part, by surrendering this Warrant at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(b) above.

          (d) As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Holder:

               (i) a certificate or certificates for the number of full Warrant Shares to which the Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash in an amount determined pursuant to Section 6 hereof; and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Holder upon such exercise.

     3.   Adjustments.
          -----------

          (a)  General.  The Purchase Price shall be subject to adjustment from
               -------
time to time pursuant to the terms of this Section 3.

          (b)  Diluting Issuances.
               ------------------

     (i)  Special Definitions.  For purposes of this Section 3(b), the following
          -------------------
definitions shall apply:

          (A)  "Option" shall mean rights, options or warrants to subscribe for,
                ------
purchase or otherwise acquire Common Stock or Convertible Securities, excluding options described in Section 3(b)(i)(D) below.

          (B)  "Conversion Date" shall mean the first day of the Exercise
                ---------------
Period.

          (C)  "Convertible Securities" shall mean any evidences of
                ----------------------
indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

          (D)  "Additional Shares of Common Stock" shall mean all shares of
                ---------------------------------
Common Stock issued (or, pursuant to Section 3(b)(iii) below, deemed to be issued) by the Company after the Conversion Date, other than shares of Common Stock issued or issuable to employees or directors of, or consultants or advisors to, the Company pursuant to a plan, agreement or other arrangement approved by the Board of Directors of the Company.

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

     (ii)  No Adjustment of Purchase Price.  No adjustments to the Purchase
           -------------------------------
Price shall be made unless the consideration per share (determined pursuant to Section 3(b)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Purchase Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

     (iii) Issue of Securities Deemed Issue of Additional Shares of Common
           ---------------------------------------------------------------
Stock.  If the Company at any time or from time to time after the Conversion
-----
Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3(b)(v) hereof) of such Additional Shares of Common Stock would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

           (A) No further adjustment in the Purchase Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

           (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, upon the exercise, conversion or exchange thereof, the Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

           (C) Upon the expiration or termination of any unexercised Option, the Purchase Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Purchase Price;

           (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

           (E) No readjustment pursuant to Clause (B) or (D) above shall have the effect of increasing the Purchase Price to an amount which exceeds the lower of (i) the Purchase Price on the original adjustment date, or (ii) the Purchase Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

     (iv)  Adjustment of Purchase Price Upon Issuance of Additional Shares of
           ------------------------------------------------------------------
Common Stock.  In the event the Company shall at any time after the Conversion
------------
Date issue Additional Shares of

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Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(b)(iii), but excluding shares issued as a dividend or distribution or upon a stock split or combination as provided in Section 3(c)), without consideration or for a consideration per share less than the Purchase Price in effect on the date of and immediately prior to such issue, then and in such event, such Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Purchase Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this Section
                        -------------
3(b)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding (other than shares excluded from the definition of "Additional Shares of Common Stock" by virtue of Section 3(b)(i)(D)), and (ii) the number of shares of Common Stock deemed issuable upon conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

          Notwithstanding the foregoing, the applicable Purchase Price shall not be so reduced unless the amount of the reduction would reduce the Purchase Price to less than the Market Price (for this purpose only, as proportionately adjusted for any stock dividend, stock split, combination or other similar event affecting the Common Stock after the Conversion Date), but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall reduce the Purchase Price to less than the Market Price (for this purpose only, as proportionately adjusted for any stock dividend, stock split, combination or other similar event affecting the Common Stock after the Conversion Date).

     (v)  Determination of Consideration.  For purposes of this Section 3(b),
          ------------------------------
the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

          (A)  Cash and Property:  Such consideration shall:
               -----------------

                         (I)   insofar as it consists of cash, be computed at
the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                         (II)  insofar as it consists of property other than
cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (III) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

          (B)  Options and Convertible Securities.  The consideration per share
               ----------------------------------
received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(b)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                         (x)  the total amount, if any, received or receivable
by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                         (y)  the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     (vi) Multiple Closing Dates.  In the event the Company shall issue on more
          ----------------------
than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of capital stock, and such issuance dates occur within a period of no more than 60 days, then the Purchase Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance (but not later than ten days prior to the end of the Exercise Period) and to give effect to all such issuances as if they occurred on the date of the final such issuance.

          (c)  Recapitalizations.  If outstanding shares of the Company's Common
               -----------------
Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

          (d)  Mergers, etc.  If there shall occur any capital reorganization or
               ------------
reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in Section 3(c) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 3 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

          (e)  Adjustment in Number of Warrant Shares.  When any adjustment is
               --------------------------------------
required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (f)  Certificate of Adjustment.  When any adjustment is required to be
               -------------------------
made pursuant to this Section 3, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following such adjustment.

          (g)  Adustments for Non-Stock Dividends and Distributions.  In the
               ----------------------------------------------------
event that the Company shall issue or pay to holders of Common Stock a dividend or other distribution payable other than in securities of the Company, then and in each such event provision shall he made so that Holder shall receive upon exercise of this Warrant, in addition to the Warrant Shares issued upon exercise, the dividend or other distribution which Holder would have received if it had been the holder of such Warrant Shares at the time of such dividend or other distribution.

     4.   Acquisition Transaction.  If the Company undertakes an Acquisition
          -----------------------
Transaction then, simultaneously with and as a condition to the Acquisition Transaction, the Company shall, at its election, either (i) cause the Company Acquiror (as defined below) to assume this Warrant and cause provision to be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the Warrant Shares, whereupon the Company shall be released from this Warrant, or (ii) cause the Company Acquiror to pay the Warrant Value (as defined below) to the Holder upon consummation of the Acquisition Transaction. If this Warrant becomes exercisable by reason of an Acquisition Transaction and the Company does not cause the Company Acquiror to pay the Warrant Value to the Holder, this Warrant shall remain outstanding in accordance with its terms and all references herein to the "Company" shall thereafter be deemed to apply to the Company Acquiror and all references herein to the "Warrant Shares" shall thereafter be deemed to apply to the common stock of the Company Acquiror. "Company Acquiror" shall mean the Company or other entity, as applicable, surviving the Acquisition Transaction. "Warrant Value" shall mean the lesser of (i) the Maximum Security Return and (ii) the fair market value of this Warrant immediately prior to the closing of the Acquisition Transaction ("Fair Market Value"), as determined by an investment banking firm of established national reputation selected by the Holder and stated in a written opinion delivered to the Company and the Holder. The fees and expenses of such investment banking firm shall be shared equally by the Company and the Holder and its determination of the Fair Market Value shall be conclusive and binding on all parties in the absence of fraud or manifest error.

     5.   Acquisition or IPO by Subsidiary.
          --------------------------------

          (a)  IPO by Subsidiary.  If, prior to an IPO, the Company transfers
               -----------------
all or substantially all of its assets to any direct or indirect wholly owned subsidiary (a "Subsidiary") and the Subsidiary subsequently undertakes a transaction which would constitute an IPO (a "Subsidiary IPO") if undertaken by the Company, then, simultaneously with and as a condition to the Subsidiary IPO, the Subsidiary shall assume this Warrant, provision shall be made so that the Holder shall be entitled to receive, upon exercise of this Warrant, shares of stock or other securities or property of the Subsidiary to which it is entitled under this Warrant, and the Company shall be released from this Warrant.

          (b)  Acquisition of Subsidiary.  If, prior to an Acquisition
               -------------------------
Transaction, the Company transfers all or substantially all of its assets to a Subsidiary and the Subsidiary subsequently undertakes a transaction which would constitute an Acquisition Transaction (a "Subsidiary Acquisition") if undertaken by the Company, then, simultaneously with and as a condition to the Subsidiary Acquisition, the Company shall, at its election, either (i) cause the Subsidiary Acquiror (as defined below) to assume this Warrant and cause provision to be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the Warrant Shares, whereupon the Company shall be released from this Warrant, or (ii) cause the Subsidiary Acquiror to pay the Warrant Value (as defined above, except that references to Acquisition Transaction shall mean Subsidiary Acquisition) to the Holder upon consummation of the Subsidiary Acquisition. If this Warrant becomes exercisable by reason of a Subsidiary Acquisition and the Subsidiary does not cause the Subsidiary Acquiror to pay the Warrant Value to the Holder, this Warrant shall remain outstanding in accordance with its terms and all references herein to the "Company" shall thereafter be deemed to apply to the Subsidiary Acquiror and all references herein to the "Warrant Shares" shall thereafter be deemed to apply to the common stock of the Subsidiary Acquiror. "Subsidiary Acquiror" shall mean the Subsidiary or other entity, as applicable, surviving the Subsidiary Acquisition.

     6.   Fractional Shares.  The Company shall not be required upon the
          -----------------
exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Company's Board of Directors.

     7.   Registration Rights.  The Warrant Shares shall be considered
          -------------------
Restricted Stock for all purposes of the Note, including without limitation the registration rights set forth in the Note.

     8.   Investment Representations; Legends.
          -----------------------------------

          (a)   Representations.  The Holder represents, warrants and covenants
                ---------------
that:

          (i) Any shares purchased upon exercise of this Warrant shall be acquired for the Holder's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

          (ii) The Holder has had such opportunity as it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company.

          (iii) The Holder is able to bear the economic risk of holding shares acquired pursuant to the exercise of this Warrant for an indefinite period.

          (iv) The Holder understands that (A) the shares acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and (C) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and (except as contemplated by Section 7 above) the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this Warrant under the Securities Act.

By making payment upon exercise of this Warrant, the Holder shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 8.

          (b)   Legends on Stock Certificates.  Each certificate representing
                -----------------------------
Warrant Shares shall bear a legend substantially in the following form:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

     9.   Reservation of Stock.  The Company will at all times reserve and keep
          --------------------
available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     10.  Voting Rights.  Prior to exercise, this Warrant shall not entitle the
          -------------
Holder to any voting rights or other rights as a stockholder of the Company. Subject to the conditions set forth in the last sentence of this Section 10, upon any exercise of this Warrant, the Holder of the Common Stock or other securities acquired upon such exercise shall have all of the rights (including voting rights) to which Holders of Common Stock or such other securities are entitled. Notwithstanding the foregoing, after the receipt of Common Stock or other securities pursuant to any exercise of this Warrant, the Holder agrees to vote its shares of Common Stock or such other securities in accordance with the voting recommendations of the Board of Directors of the Company and such agreement, subject to the proviso below, shall be binding upon any transferee of this Warrant or the shares of Common Stock or other securities obtained on exercise hereof; provided, however, that if the Holder transfers this Warrant or
                 --------  -------
the shares of Common Stock or other securities obtained upon any exercise hereof to any person who, together with any Related Party, owns less than five percent (5%) of the outstanding Common Stock of the Company after giving effect to such transfer, such transfer shall not be subject to such voting restriction.

     11.  Notices.  All notices and other communications from the Company to the
          -------
Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the Holder. All notices and other communications from the Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office.

     12.  No Rights as Stockholder.  Until the exercise of this Warrant, the
          ------------------------
Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     13.  Change or Waiver.  Any term of this Warrant may be changed or waived
          ----------------
only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     14.  Headings.  The headings in this Warrant are for purposes of reference
          --------
only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     15.  Governing Law.  This Warrant will be governed by and construed in
          -------------
accordance with the laws of the State of Delaware, without reference to conflict of laws principles.


Date of Grant:   November 5, 1997

     PRODIGY SERVICES CORPORATION

     By:________________________________

     Title:______________________________

     ___________________________________


     By:________________________________

     Title:_____________________________